Exhibit 10.12

SIXTH AMENDMENT

TO ENERGY PARTNERS, LTD. CHANGE OF CONTROL SEVERANCE PLAN

The Energy Partners, Ltd. Change of Control Severance Plan, effective as of May 24,

2005, and as amended by the certain First, Second, Third, Fourth and Fifth Amendments thereto

(the "Plan"), is hereby amended as follows:

Section 9 is amended by deleting the date "November 1, 2011" in the second sentence and substituting therefor the date "November 1, 2013".

Duly adopted effective as of the 1st day of May, 2012.

ENERGY PARTNERS, LTD.

BY:  /s/ David Cedro

David Cedro

Senior Vice President